Other Income	12 Months Ended
Dec. 31, 2022
Other Income
Other Income

9.Other Income

Other income consists of the following:

In € thousand	2022	2021	2020
Foreign currency gains	3,842	1,689	19
Insurance recoveries	483	456	1,906
Grants received from the German government	1,038	51	307
Income from other grants	—	—	42
At-equity income from dilution	1,179	—	—
Other miscellaneous income	266	78	72
Total other income	6,808	2,274	2,346

Foreign currency gains of €3,842 thousand (2021: €1,689 thousand; 2020: €19 thousand) are primarily derived from favorable exchange rate movements on the Group’s cash holdings denominated in US Dollar. In 2022 insurance recoveries of €483 thousand are for damage to equipment sustained in transit. In 2021, insurance recoveries of €456 thousand (2020: €1,906 thousand) are for damage which occurred as a result of an accident during maintenance work.

Lilium has been granted government funds for conducting research on future mobility infrastructure and technology. The conditions connected with the grants have been fulfilled by the Group and therefore, have been recognized in other income.

At-equity income from dilution of €1,179 thousand relates to the Group’s gain on dilution in the investment in Ionblox (see note 17).

Other miscellaneous income is primarily made up of €167 thousand (2021 and 2020: nil) of health insurance reimbursements.